UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 9, 2007

Capital One Auto Receivables, LLC

Capital One Auto Finance Trust 2007-C

Capital One Auto Finance, Inc.

(Exact Name of Registrant, Issuing Entity and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation of Registrant and Issuing Entity)

333-142062 333-142062-02	31-1750007 51-6593330
(Commission File Numbers of Registrant and Issuing Entity)	(Registrant’s and Issuing Entity’s I.R.S. Employer Identification Nos.)

140 E. Shore Drive, Room 1052-D Glen Allen, Virginia	23059
(Address of Principal Executive Offices)	(Zip Code)

(804) 290-6736

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The consolidated financial statements of Financial Guaranty Insurance Company (“FGIC”) and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006, are included in this Form 8-K. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as “Experts” in the Prospectus Supplement relating to the Capital One Auto Finance Trust 2007-C, are attached hereto, as Exhibit 23.1. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 are attached hereto as Exhibit 99.1.

In addition, the unaudited consolidated financial statements of FGIC and subsidiaries as of June 30, 2007 and for the three and six month periods ended June 30, 2007 and 2006 are attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Financial Guaranty Insurance Company and its subsidiaries.

99.1	Consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006.

99.2	Consolidated financial statements of FGIC and subsidiaries as of June 30, 2007 and for the three and six month periods ended June 30, 2007 and 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 9, 2007	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ Richard Johns
	Name:	Richard Johns
	Title:	Assistant Vice President

EXHIBIT INDEX

Exhibit No:	Description:
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Financial Guaranty Insurance Company and its subsidiaries.

99.1	Consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006.

99.2	Consolidated financial statements of FGIC and subsidiaries as of June 30, 2007 and for the three and six month periods ended June 30, 2007 and 2006.